UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2009

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 1, 2009, AGL Resources Inc. (AGL Resources) adopted SFAS 160, “Noncontrolling Interests in Consolidated Financial Statements” (SFAS 160), which provides that the noncontrolling interest should be reported as a separate component of equity on its consolidated statements of financial position. SFAS 160 also requires that any net income attributable to the noncontrolling interest be presented separately in its consolidated statements of income. As a result, net income from noncontrolling interest is reported after net income in order to report net income attributable to the parent and the noncontrolling interest. The adoption of SFAS 160 has no effect on AGL Resources’ calculation of basic or diluted earnings per share amounts attributable to AGL Resources, which will continue to be based upon amounts attributable to AGL Resources.

AGL Resources has recast its consolidated financial statements and applied the presentation and disclosure requirements retrospectively for the years ended December 31, 2008, 2007 and 2006 in accordance with the guidance set forth in SFAS 160 and is filing this Current Report on Form 8-K to file updated consolidated financial statements for each of the three years in the period ended December 31, 2008. In connection with this consolidated financial statement recasting, AGL Resources is updating the following information that appeared in its Annual Report on Form 10-K for the year ended December 31, 2008:

•	Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23 to this report and incorporated herein by reference;
•	Item 1, “Business” of AGL Resources’ Annual Report on Form 10-K, attached as Exhibit 99.1 to this report and incorporated by reference;
•	Item 6, “Selected Financial Data” of AGL Resources’ Annual Report on Form 10-K, attached as Exhibit 99.2 to this report and incorporated herein by reference;
•
Item 7, “Management’s Discussion and Analysis of Financial Condition & Results of Operations” of AGL Resources’ Annual Report on Form 10-K, attached as Exhibit 99.3 to this report and incorporated herein by reference; and

•	Item 8, “Financial Statements and Supplementary Data” of AGL Resources’ Annual Report on Form 10-K, attached as Exhibit 99.4 to this report and incorporated herein by reference.

This Current Report on Form 8-K does not reflect events occurring after February 5, 2009, the date AGL Resources filed its Annual Report on Form 10-K for the year ended December 31, 2008, and does not modify or update the disclosures therein in any way, other than as required to reflect the noncontrolling interest disclosures as described above and set forth in Exhibits 99.1, 99.2, 99.3 and 99.4 attached hereto.

For information on other developments regarding AGL Resources since the filing of the Form 10-K, please refer to AGL Resources’ reports filed with the Securities and Exchange Commission, including AGL Resources’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009, filed with the Securities and Exchange Commission on April 29, 2009, which provides updated information in AGL Resources’ Management’s Discussion and Analysis of Financial Condition and Results of Operations as it relates to the quarterly period ended March 31, 2009.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm
99.1	Item 1, “Business,” recast as required under the provisions of SFAS 160
99.2	Item 6, “Selected Financial Data,” recast as required under the provisions of SFAS 160
99.3	Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” recast as required under the provisions of SFAS 160
99.4	Item 8, “Updated Financial Statements and Supplementary Data,” recast as required under the provisions of SFAS 160

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: July 13, 2009	/s/ Andrew W. Evans
Andrew W. Evans Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23	Consent of Independent Registered Certified Public Accounting Firm
99.1	Item 1, “Business,” recast as required under the provisions of SFAS 160
99.2	Item 6, “Selected Financial Data,” recast as required under the provisions of SFAS 160
99.3	Item 7, “Management’s Discussion and Analysis of Financial Condition & Results of Operations,” recast as required under the provisions of SFAS 160
99.4	Item 8, “Updated Financial Statements and Supplementary Data,” recast as required under the provisions of SFAS 160